                  AMENDMENT NO. 4 TO TRANSFER AGENCY AGREEMENT

         THIS AMENDMENT NO. 4 TO TRANSFER AGENCY AGREEMENT is made as of the 3rd day of December, 2001, by and between each of the registered investment companies listed on Exhibit A, attached hereto (the "Companies"), as of the dates noted on such Exhibit A, and American Century Services Corporation
("Services"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Transfer Agency Agreement (defined below).

                                                     RECITALS

         WHEREAS, the Companies and Services are parties to a certain Transfer
Agency Agreement dated August 1, 1997, as amended (the "Transfer Agency
Agreement"); and

         WHEREAS, Short-Term Treasury Fund and Long-Term Tax-Free have merged out of existence; and

         WHEREAS, Inflation-Adjusted Treasury Fund and Long-Term Treasury Fund
have changed their names; and

         WHEREAS, the parties desire to amend the Transfer Agency Agreement to reflect these changes.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. Exhibit A to the Transfer Agency Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the
Exhibit A attached hereto.

         2. After the date hereof, all references to the Transfer Agency
Agreement shall be deemed to mean the Transfer Agency Agreement, as amended by this Amendment No. 4.

         3. In the event of a conflict between the terms of this Amendment No.
4and the Transfer Agency Agreement, it is the intention of the parties that the terms of this Amendment No. 4 shall control and the Transfer Agency Agreement shall be interpreted on that basis. To the extent the provisions of the Transfer
Agency Agreement have not been amended by this Amendment No. 4, the parties hereby confirm and ratify the Transfer Agency Agreement.

         4. This Amendment No. 4 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the date first above written.

                      AMERICAN CENTURY SERVICES CORPORATION

                                    By:  ___________________________________
                                    Name: David C. Tucker
                                    Title: Senior Vice President

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                         MUNICIPAL FUNDS
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST AMERICAN
                                    CENTURY MUNICIPAL TRUST AMERICAN CENTURY
                                    QUANTITATIVE EQUITY FUNDS AMERICAN CENTURY
                                    TARGET MATURITIES TRUST AMERICAN CENTURY
                                    VARIABLE PORTFOLIOS II, INC.

                                    By:  ___________________________________
                                    Name: Charles A. Etherington
                                    Title:  Vice President

                                                     Exhibit A
                             COMPANIES AND FUNDS COVERED BY TRANSFER AGENCY AGREEMENT

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Registered Investment Company and Funds                                                         Date
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American Century California Tax-Free and Municipal Funds
     California High-Yield Municipal Fund                                                  August 1, 1997
     California Insured Tax-Free Fund                                                      August 1, 1997
     California Intermediate-Term Tax-Free Fund                                            August 1, 1997
     California Limited-Term Tax-Free Fund                                                 August 1, 1997
     California Long-Term Tax-Free Fund                                                    August 1, 1997
     California Municipal Money Market Fund                                                August 1, 1997
     California Tax-Free Money Market Fund                                                 August 1, 1997

American Century Government Income Trust
     Capital Preservation Fund                                                             August 1, 1997
     Ginnie Mae Fund (formerly GNMA Fund)                                                  August 1, 1997
     Government Agency Money Market Fund                                                   August 1, 1997
     Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted Treasury Fund)              August 1, 1997
     Treasury Fund (formerly Intermediate-Term Treasury Fund)                              August 1, 1997
     Government Bond Fund (formerly Long-Term Treasury Fund)                               August 1, 1997
     Short-Term Government Fund                                                            August 1, 1997

American Century International Bond Funds
     International Bond Fund                                                               August 1, 1997

American Century Investment Trust
     Prime Money Market Fund                                                               August 1, 1997
     Diversified Bond Fund                                                                 August 1, 2001
     Premium Money Market Fund                                                             August 1, 2001

American Century Municipal Trust
     Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal             August 1, 1997
     Fund)
     Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal             August 1, 1997
     Fund)
     Florida Municipal Money Market Fund                                                   August 1, 1997
     Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)                         August 1, 1997
     Limited-Term Tax-Free Fund                                                            August 1, 1997
     High-Yield Municipal Fund                                                             March 9, 1998
     Tax-Free Money Market Fund                                                            August 1, 1997

American Century Quantitative Equity Funds
     Equity Growth Fund                                                                    August 1, 1997
     Global Gold Fund                                                                      August 1, 1997
     Global Natural Resources Fund                                                         August 1, 1997
     Income & Growth Fund                                                                  August 1, 1997
     Small Cap Quantitative Fund                                                           June 30, 1998
     Utilities Fund                                                                        August 1, 1997

American Century Variable Portfolios II, Inc.
     VP Prime Money Market Fund                                                            December 1, 2000

American Century Target Maturities Trust
     Target 2000 Fund                                                                      August 1, 1997
     Target 2005 Fund                                                                      August 1, 1997
     Target 2010 Fund                                                                      August 1, 1997
     Target 2015 Fund                                                                      August 1, 1997
     Target 2020 Fund                                                                      August 1, 1997
     Target 2025 Fund                                                                      August 1, 1997
     Target 2030 Fund                                                                      December 18, 2000
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